THE ALGER FUNDS

Supplement Dated June 29, 2018 to Statement of Additional Information

dated March 1, 2018

The section “Securities Owned by the Portfolio Managers” in the statement of additional information is hereby deleted and replaced with the following.

Securities Owned by the Portfolio Managers

The following table shows each current portfolio manager’s beneficial interest as of May 31, 2018, by dollar range, in the shares of the Fund. The ranges are as follows: A = none; B = $1  — $10,000; C = $10,001  — $50,000; D = $50,001  — $100,000; E = $100,001  — $500,000; F = $500,001  —$1,000,000; G = over $1,000,000.

	Fund	Range
Gregory Adams	Growth & Income	D*
Joshua D. Bennett	SMid Cap Focus	C
Dan C. Chung	Mid Cap Growth	E*
	Small Cap Growth	E
	Health Sciences	E
	Growth & Income	E*
Ankur Crawford	Capital Appreciation	A
	Alger 25 Fund	E
H. George Dai	SMid Cap Focus	C
Gregory Jones [x]	International Growth	A
Patrick Kelly	Capital Appreciation	A
Teresa McRoberts	Mid Cap Growth	E*
	Health Sciences	E
Pragna Shere [x]	International Growth	A
Matthew A. Weatherbie	SMid Cap Growth	E
Amy Y. Zhang	Small Cap Growth	E*
	Small Cap Focus	F*

*  A portion of these amounts represents vested or unvested shares held in various qualified and non-qualified deferred compensation plans sponsored by the Manager in which the portfolio manager participates. Information provided is based on current valuations of portfolio manager ownership in such plans where obtainable or on initial values (which may increase or decrease) where current valuations are not timely available.

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